Income taxes	6 Months Ended
Jun. 30, 2021
Income Taxes [Abstract]
Disclosure of income tax [text block]	INCOME TAXESOn May 24, 2021, Finance Bill 2021 in the U.K. became substantively enacted. As a result, effective April 2023, the U.K. tax rate will increase from 19% to 25%. During the three and six-month periods ended June 30, 2021, net income and accumulated other comprehensive income included $96 million and $87 million of deferred tax expenses, respectively, related to the rate change.